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VANGUARD CAPITAL VALUE FUND


SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 28, 2009

The text describing the Fund's Manager is replaced with the following:

The managers primarily responsible for the day-to-day management of the Fund are:

PETER I. HIGGINS, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1988; has managed investment portfolios since 1995; has been with Wellington Management since 2005; and has managed the Fund since 2008. Education: B.S. and B.A., University of Pennsylvania; M.B.A., The Wharton School of the University of Pennsylvania.

DAVID W. PALMER, CFA, Vice President of Wellington Management. He has worked in investment management since 1993; has managed investment portfolios since 2004; has been with Wellington Management since 1998; and has managed the Fund since 2009. Education: B.A., Stanford University; M.B.A., The Wharton School of the University of Pennsylvania.

The Statement of Additional Information provides information about the portfolio managers' compensation, other accounts under management, and ownership of securities in the Fund.








CFA(R) is a trademark owned by CFA Institute.






(c) 2009 The Vanguard Group, Inc. All rights reserved.
    Vanguard Marketing Corporation, Distributor.                   PS328A 122009

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VANGUARD MALVERN FUNDS


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2009

The information under the Investment Advisory Services section for the Capital Value Fund on page B-40 and B-41, of the Statement of Additional Information, is replaced as follows:

1. OTHER ACCOUNTS MANAGED

Peter I. Higgins manages Vanguard Capital Value Fund; as of September 30, 2008, the Fund held assets of $359 million. As of September 30, 2008, Mr. Higgins also managed seven other registered investment companies with total assets of $8.3 billion (advisory fees not based on account performance), three other pooled investment vehicles with total assets of $11.7 million (advisory fees not based on account performance), and three other accounts with total assets of $313.1 million (advisory fees based on account performance for all of these accounts).

David W. Palmer manages Vanguard Capital Value Fund; as of September 30, 2009, the Fund held assets of $742 million. As of September 30, 2009, Mr. Palmer also managed five other registered investment companies with total assets of $1.7 billion; and one other pooled investment vehicle with total assets of $2.9 million. None of these accounts had advisory fees based on account performance.

2. MATERIAL CONFLICTS OF INTEREST

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (Portfolio Managers) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

     A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

3. DESCRIPTION OF COMPENSATION

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of the date of this supplement.

     Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for Mr. Higgins, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Palmer is determined by his experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the Fund is linked to the net pre-tax performance of the Fund managed by the Portfolio Manager compared to the Dow Jones U.S. Total Stock Market Index over one- and three- year periods, with an emphasis on three- year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Higgins is a partner of the firm.

4. OWNERSHIP OF SECURITIES

As of September 30, 2008, Mr. Higgins owned no shares of the Capital Value Fund. As of September 30, 2009, Mr. Palmer owned shares of the Capital Value Fund within the $50,001- $100,000 range.




(C) 2009 The Vanguard Group, Inc. All rights reserved.
    Vanguard Marketing Corporation, Distributor.                   SAI078 122009